IHS INC.
Proxy for Annual Meeting of Stockholders on April 12, 2012
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Jerre Stead, Richard Walker, and Stephen Green, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of IHS Inc. to be held on April 12, 2012 or at any postponement or adjournment thereof, as follows:
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
IHS INC.
April 12, 2012

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) in the United States or 1-718-921-8500 from
foreign countries from any touch-tone telephone and follow the	COMPANY NUMBER
instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.ihs.com/Investor-Relations/financial-reports.htm.
â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.  â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS; AND
“FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE  x

1. ELECTION OF DIRECTORS				2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
	FOR	AGAINST	ABSTAIN
Ruann F. Ernst				FOR	AGAINST	ABSTAIN
Christoph v. Grolman						
Richard W. Roedel			
3. AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

				FOR	AGAINST	ABSTAIN
						

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1; and “FOR” Proposals 2 and 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Signature of Stockholder			Date
Signature of Stockholder			Date

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.